SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(date of earliest event reported)
August 19, 2004

NORTEL NETWORKS LIMITED

(Exact name of registrant as specified in its charter)

CANADA	000-30758	62-12-62580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Dixie Road, Suite 100, Brampton, Ontario, Canada	L6T 5P6
(address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (905) 863-0000.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

     99.1 Press release issued by Nortel Networks Corporation on August 19, 2004.

Item 12.     Results of Operations and Financial Condition

On August 19, 2004, Nortel Networks Corporation issued a press release providing a status update on its financial restatement process and other related matters. Such press release is attached hereto as Exhibit 99.1 and furnished in accordance with Item 12 of Form 8-K.

Nortel Networks Corporation owns all of the Registrant’s common shares and the Registrant is Nortel Networks Corporation’s principal direct operating subsidiary.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS LIMITED
By:	/s/ William R. Kerr
William R. Kerr
Chief Financial Officer

By:	/s/ Gordon A. Davies
Gordon A. Davies
Assistant Secretary

Dated: August 19, 2004

EXHIBIT INDEX

99.1     Press Release issued by Nortel Networks Corporation on August 19, 2004.